                AmeriCredit Automobile Receivables Trust 2000-A
                    Class A-1 6.0400 % Asset Backed Notes
                    Class A-2 6.5400 % Asset Backed Notes
                    Class A-3 7.1500 % Asset Backed Notes
                    Class A-4 7.2900 % Asset Backed Notes
                      Preliminary Servicer's Certificate

This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 2000-A, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Bank One, N.A., as Backup Servicer and Trust Collateral Agent, dated as of February 6, 2000. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.


Monthly Period Beginning:                     05/01/2000
Monthly Period Ending:                        05/31/2000

I.     MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

       A.  Beginning of period Aggregate Principal Balance                                                            $1,264,169,179
                                                                                                                      --------------

       B.  Purchase of Subsequent Receivables                                                                                      0

                                                                                                                      --------------

       C.  Monthly Principal Amounts

           (1)   Collections on Receivables outstanding
                   at end of period                                                                       34,627,529
                                                                                                        ------------
           (2)   Collections on Receivables paid off
                   during period                                                                           7,569,538
                                                                                                        ------------
           (3)   Receivables becoming Liquidated Receivables
                      during period                                                                        1,841,567
                                                                                                        ------------
           (4)   Receivables becoming Purchased Receivables
                      during period
                                                                                                        ------------
           (5)   Cram Down Losses occurring during period
                                                                                                        ------------
           (6)   Other Receivables adjustments                                                                15,207
                                                                                                        ------------
           (7)   Less amounts allocable to Interest                                                      (19,751,501)
                                                                                                        ------------
           Total Monthly Principal Amounts                                                                                24,302,340
                                                                                                                      --------------

       D.  End of period Aggregate Principal Balance                                                                  $1,239,866,839
                                                                                                                      ==============

       E.  Pool Factor                                                                                                   95.3744479%
                                                                                                                      ==============

II.    MONTHLY PERIOD NOTE BALANCE CALCULATION:

                                                              Class A-1     Class A-2     Class A-3     Class A-4       TOTAL
                                                              ---------     ---------     ---------     ---------       -----

       A.  Beginning of period Note Balance                   $129,590,668  $313,000,000  $572,000,000  $233,000,000  $1,247,590,668
                                                              ----------------------------------------------------------------------

       B.  Noteholders' Principal Distributable Amount          24,302,340             0             0             0      24,302,340
       C.  Noteholders' Accelerated Principal Amount             8,961,582             0             0             0       8,961,582
       D.  Accelerated Payment Amount Shortfall                    152,934             0             0             0         152,934
       E.  Note Prepayment Amount                                        0             0             0             0               0
       F.  Deficiency Claim Amount                                       0             0             0             0               0
                                                              ----------------------------------------------------------------------


       G.  End of period Note Balance                          $96,173,812  $313,000,000  $572,000,000  $233,000,000  $1,214,173,812
                                                              ======================================================================

       H.  Note Pool Factors                                   52.8427538%  100.0000000%  100.0000000%  100.0000000%     93.3979855%
                                                              ======================================================================



                                       1


III.   RECONCILIATION OF PRE-FUNDING ACCOUNT:

       A.  Beginning of period Pre-Funding Account balance                                                                       $0
                                                                                                                       ------------
       B.  Purchase of Subsequent Receivables                                                                       0
                                                                                                         ------------
       C.  Investment Earnings                                                                                      0
                                                                                                         ------------
       D.  Investment Earnings Transfer to Collections Account                                                      0
                                                                                                         ------------
       E.  Payment of Mandatory Prepayment Amount                                                                   0
                                                                                                         ------------
                                                                                                                                  0
                                                                                                                       ------------
       F.  End of period Pre-Funding Account balance                                                                             $0
                                                                                                                       ============

IV.    CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT

       A.  Total Monthly Principal Amounts                                                                              $24,302,340
                                                                                                                       ------------
       B.  Required Pro-forma Security Balance                                                          1,115,880,155
                                                                                                        -------------
       C.  Pro-forma Security Balance (Assuming 100% Paydown of
           Total Monthly Principal Amounts)                                                             1,223,288,328
                                                                                                        -------------
       D.  Step-down Amount  (B.-C.)                                                                                              0
                                                                                                                       ------------
       E.  Principal Distributable Amount  (A.-D.)                                                                      $24,302,340
                                                                                                                       ============


V.     RECONCILIATION OF CAPITALIZED INTEREST ACCOUNT:

       A.  Beginning of period Capitalized Interest  Account balance                                                             $0
                                                                                                                       ------------
       B.  Monthly Capitalized Interest Amount                                                                      0
                                                                                                        -------------
       C.  Investment Earnings                                                                                      0
                                                                                                        -------------
       D.  Investment Earnings Transfer to Collections Account                                                      0
                                                                                                        -------------
       E.  Payment of Overfunded Capitalized Interest Amount                                                        0
                                                                                                        -------------
       F.  Payment of Remaining Capitalized Interest Account                                                        0
                                                                                                        -------------
                                                                                                                                  0
                                                                                                                       ------------
       G.  End of period Capitalized Interest Account balance                                                                    $0
                                                                                                                       ============

VI.    RECONCILIATION OF COLLECTION ACCOUNT:

       A.  Available Funds:

           (1)   Collections on Receivables during period
                   (net of Liquidation Proceeds)                                                          $42,197,067
                                                                                                        -------------
           (2)   Liquidation Proceeds collected
                   during period                                                                              954,241
                                                                                                        -------------
           (3)   Purchase Amounts deposited in Collection
                   Account
                                                                                                        -------------
           (4)   (a)  Investment Earnings - Collection Account                                                227,357
                                                                                                        -------------
                 (b)  Investment Earnings - Transfer From
                      Prefunding Account                                                                            0
                                                                                                        -------------
                 (c)  Investment Earnings - Transfer From
                      Capitalized Interest Account                                                                  0
                                                                                                        -------------
           (5)   Collection of Supplemental Servicing Fees

                 (a)  Extension Fees                                                                            2,571
                                                                                                        -------------
                 (b)  Repo and Recovery Fees Advanced                                                          36,376
                                                                                                        -------------
                 (c)  Other Fees                                                                              111,880
                                                                                                        -------------
           (6)   Monthly Capitalized Interest Amount                                                                0
                                                                                                        -------------
           (7)   Mandatory Prepayment Amount
                                                                                                        -------------

           Total Available Funds                                                                                         43,529,492
                                                                                                                       ------------

       B.  Distributions:

           (1)   Base Servicing Fee and Supplemental Servicing
                 Fees

                 (a)  Base Servicing Fee                                                                    2,370,317
                                                                                                        -------------
                 (b)  Repo and Recovery Fees                                                                   36,376
                                                                                                        -------------
                 (c)  Bank Service Charges                                                                     11,348
                                                                                                        -------------
                 (d)  Other Fees                                                                              111,880
                                                                                                        -------------
           (2)   Agent fees                                                                                       417
                                                                                                        -------------
           (3)   Refunds of Overpayments paid by AFS                                                           35,022
                                                                                                        -------------
           (4)   Noteholders' Interest Distributable Amount

                 (a)  Class A-1                                                                               674,015
                                                                                                        -------------
                 (b)  Class A-2                                                                             1,705,850
                                                                                                        -------------
                 (c)  Class A-3                                                                             3,408,167
                                                                                                        -------------
                 (d)  Class A-4                                                                             1,415,475
                                                                                                        -------------

           (5)  Noteholders' Principal Distributable Amount

                (a)  Class A-1                                                                             24,302,340
                                                                                                        -------------
                (b)  Class A-2                                                                                      0
                                                                                                        -------------
                (c)  Class A-3                                                                                      0
                                                                                                        -------------
                (d)  Class A-4                                                                                      0
                                                                                                        -------------

           (6)   Security Insurer Premiums                                                                    496,703
                                                                                                        -------------

           Total distributions                                                                                           34,567,910
                                                                                                                       ------------

       C.  Excess Available Funds  (or Deficiency Claim Amount )                                                          8,961,582
                                                                                                                       ------------

       D.  Noteholders' Accelerated Principal Amount                                                                     (8,961,582)
                                                                                                                       ------------

       E.  Deposit to Spread Account                                                                                             $0
                                                                                                                       ============

                                       2


VlI.   CALCULATION OF ACCELERATED PRINCIPAL AMOUNT

       A.  Excess Available Funds  (VI.C.)                                                                 $8,961,582
                                                                                                        -------------
       B.  Pro Forma Security Balance    (II.A.-II.B.)                                                  1,223,288,328
                                                                                                        -------------
       C.  Required Pro Forma Security Balance   (90% x (I.D.+III.F.)                                   1,115,880,155
                                                                                                        -------------
       D.  Excess of Pro Forma Balance over Required Balance
           (B.-C.)                                                                                        107,408,173
                                                                                                        -------------
       E.  End of Period  Class A-1 Note Balance (before accel.
           payments)                                                                                      105,288,328
                                                                                                        -------------
       F.  Lesser of D. or E.                                                                             105,288,328
                                                                                                        -------------
       G.  Accelerated Principal Amount  (lesser of  A. or F.)                                                           $8,961,582
                                                                                                                       ------------

VIII.  CALCULATION OF ACCELERATED PAYMENT AMOUNT SHORTFALL

       A.  Pro Forma Security Balance                                                                  $1,223,288,328
                                                                                                        -------------
       B.  Required Pro Forma Security Balance                                                          1,115,880,155
                                                                                                        -------------
       C.  Excess of Pro Forma Balance over Required Balance
           (A.-B.)                                                                                        107,408,173
                                                                                                        -------------
       D.  End of Period  Class A-1 Note Balance (before accel.
           payments)                                                                                      105,288,328
                                                                                                        -------------
       E.  Greater of C. or D.                                                                            107,408,173
                                                                                                        -------------
       F.  Excess Available Funds  (VI.C.)                                                                  8,961,582
                                                                                                        -------------
       G.  Investment Earnings on Collection Account                                                          227,357
                                                                                                        -------------
       H.  Accelerated Payment Amount Shortfall (E.-F.+G.)                                                              $98,673,948
                                                                                                                       ------------

IX.    RECONCILIATION OF SPREAD ACCOUNT:

       A.  Beginning of period Spread Account balance                                                                   $38,999,969
                                                                                                                       ------------

       B.  Additions to Spread Account

            (1)  Deposits from Collections Account    (VI. E.)                                                      0
                                                                                                        -------------
            (2)  Investment Earnings                                                                          152,934
                                                                                                        -------------
            (3)  Deposits Related to Subsequent Receivables
                 Purchases                                                                                          0
                                                                                                        -------------

            Total Additions                                                                                                 152,934
                                                                                                                       ------------

       C.  Spread Account balance available for  withdrawals                                                             39,152,903
                                                                                                                       ------------

       D.  Requisite Amount of Spread Account

           (1)   Initial Spread Account Deposit                                                           $19,500,000
                                                                                                        -------------
           (2)   Subsequent Spread Account Deposits                                                        19,499,969
                                                                                                        -------------
           (3)   Total Initial & Subsequent Spread Account
                 Deposits (1)+(2)                                                                          38,999,969
                                                                                                        -------------
           (4)   $100,000                                                                                     100,000
                                                                                                        -------------
           (5)   1 1/2% of Original Pool Balance (total
                 deliveries)                                                                              $19,499,985
                                                                                                        -------------
           (6)   End of period Note Balance                                                             1,214,173,812
                                                                                                        -------------
           (7)   Lesser of (5) or (6)                                                                      19,499,985
                                                                                                        -------------
           (8)   Floor Amount Greater of (4) or (7)                                                        19,499,985
                                                                                                        -------------
           (9)   Aggregate Principal Balance                                                            1,239,866,839
                                                                                                        -------------
           (10)  End of period Note Balance                                                             1,214,173,812
                                                                                                        -------------
           (11)  Line (9) less line (10) (During Funding Period
                 amount equal to zero)                                                                     25,693,027
                                                                                                        -------------
           (12)  OC level     (11) / (9)                                                                        2.07%
                                                                                                        -------------
           (13)  Spread Ending Balance as a percentage of
                 Aggregate Principal Balance                                                                    3.15%
                                                                                                        -------------
           (14)  OC Percentage (12) + (13)                                                                      5.22%
                                                                                                        -------------
           (15)  13% less OC level, if OC percentage is greater
                 than or equal to 13%                                                                        n/a
                                                                                                        -------------
           (16)  If OC percentage is equal to or greater than
                 13%, Percent in (15) x End of Period                                                   -------------
                      Aggregate Principal Balance                                                            n/a
                                                                                                        -------------
           (17)  If OC level is less than 10%, 3% of Original
                 Pool Balance (total deliveries)                                                           38,999,969
                                                                                                        -------------
           (18)  15% of end of period Aggregate Principal
                 Balance if Trigger Date                                                                     n/a
                                                                                                        -------------

           Requisite Amount of Spread Account (either (3), (8), (16),
           (17), or (18) as applicable)                                                                                  38,999,969
                                                                                                                       ------------

       E.  Withdrawals from Spread Account

           (1)   Priority First - Deficiency Claim Amount                                                           0
                                                                                                        -------------
           (2)   Priority Second through Third
                                                                                                        -------------
           (3)   Priority Fourth - Accelerated Payment Amount
                 Shortfall                                                                  98,673,948
                                                                                          ------------
                   Accelerated Payment Amount Shortfall in Excess
                   of Requisite Amount                                                                        152,934
                                                                                                        -------------
           (4)   Priority Fifth through Sixth
                                                                                                        -------------
           (5)   Priority Seventh - to Servicer
                                                                                                        -------------
           Total withdrawals                                                                                                152,934
                                                                                                                       ------------

       F.  End of period Spread Account balance                                                                         $38,999,969
                                                                                                                       ------------


                                       3


X.     ONTHLY PERIOD NUMBER OF RECEIVABLES CALCULATION:

       A.  Beginning of period number of Receivables                                                                         92,313
                                                                                                                       ------------

       B.  Number of Subsequent Receivables Purchased                                                                             0
                                                                                                                       ------------

       C.  Number of Receivables becoming Liquidated
             Receivables during period                                                                                          145
                                                                                                                       ------------

       D.  Number of Receivables becoming Purchased
             Receivables during period
                                                                                                                       ------------

       E.  Number of Receivables paid off during period                                                                         755
                                                                                                                       ------------

       F.  End of period number of Receivables                                                                               91,413
                                                                                                                       ============


XI.    STATISTICAL DATA:

       A.  Weighted Average APR of the Receivables                                                                           18.99%
                                                                                                                       ------------

       B.  Weighted Average Remaining Term of the Receivables                                                                 55.27
                                                                                                                       ------------

       C.  Average Receivable Balance                                                                                       $13,563
                                                                                                                       ------------

       D.  Aggregate Realized Losses                                                                                     $1,165,684
                                                                                                                       ------------




By:        /s/ Preston A. Miller
           ---------------------
Name:      Preston A. Miller
           -----------------
Title:     Executive Vice President and Treasurer
           --------------------------------------
Date:      June 2, 2000
           ------------

                 AmeriCredit Automobile Receivables Trust 2000-A
                     Class A-1 6.04000 % Asset Backed Notes
                      Class A-2 6.5400 % Asset Backed Notes
                      Class A-3 7.1500 % Asset Backed Notes
                      Class A-4 7.2900 % Asset Backed Notes
                             Servicer's Certificate

This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 2000-A, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Bank One, N.A., as Backup Servicer and Trust Collateral Agent, dated as of February 6, 2000. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.


Monthly Period Beginning:                   05/01/2000
Monthly Period Ending:                      05/31/2000
I.     MONTHLY PERIOD NOTE BALANCE CALCULATION:

                                                              Class A-1    Class A-2     Class A-3     Class A-4     TOTAL
                                                              ---------    ---------     ---------     ---------     -----

       A.  Preliminary End of period Note Balance             $96,173,812  $313,000,000  $572,000,000  $233,000,000  $1,214,173,812
                                                             ----------------------------------------------------------------------

       B.  Deficiency Claim Amount                                      0             0             0             0               0

       C.  End of period Note Balance                         $96,173,812  $313,000,000  $572,000,000  $233,000,000  $1,214,173,812
                                                             ======================================================================

       D.  Note Pool Factors                                  52.8427538%  100.0000000%  100.0000000%  100.0000000%     93.3979855%
                                                             ======================================================================


II.    RECONCILIATION OF SPREAD ACCOUNT:

       A.  Preliminary End of period Spread Account balance                                                             $38,999,969
                                                                                                                     --------------

       B.  Priority First - Deficiency Claim Amount from preliminary
           certificate                                                                                                            0
                                                                                                                     --------------

       C.  End of period Spread Account balance                                                                         $38,999,969
                                                                                                                     --------------

III.   PERFORMANCE TESTS:

       A.  Delinquency Ratio

           (1)   Receivables with Scheduled Payment
                   delinquent more than 60 days
                   at end of period                                                                      $11,607,262
                                                                                                       -------------
           (2)   Purchased Receivables with Scheduled Payment
                 delinquent more than 60 days at end of
                 period

                                                                                                       -------------
           (3)   Beginning of period Principal Balance                                                 1,264,169,179
                                                                                                       -------------
           (4)   Delinquency Ratio (1)+(2) divided by (3)                                                                      0.92%
                                                                                                                      -------------
           (5)   Previous Monthly Period Delinquency Ratio                                                                     0.53%
                                                                                                                      -------------
           (6)   Second previous Monthly Period Delinquency Ratio                                                              0.31%
                                                                                                                      -------------
           (7)   Average Delinquency Ratio (4)+(5)+(6)
                   divided by 3                                                                                                0.59%
                                                                                                                      -------------
           (8)   Compliance (Delinquency Test Failure is a
                   Delinquency Ratio equal to or greater than
                   5.00%)                                                                                                  yes
                                                                                                                      -------------



                                  1


       B.  Cumulative Default Rate

           (1)   Defaulted Receivables in Current Period                                                  $4,629,209
                                                                                                       -------------
           (2)   Cumulative Defaulted Receivables Including
                   Defaulted Receivables in Current Period                                                 8,236,820
                                                                                                       -------------
           (3)   Original Pool Balance                                                                 1,299,998,969
                                                                                                       -------------
           (4)   Cumulative Default Rate (2) divided by (3)                                                                    0.63%
                                                                                                                      -------------
           (5)   Compliance (Default Test Failure is a Cumulative
                   Default Rate equal to or greater than
                   8.74%.)                                                                                                yes
                                                                                                                      -------------


       C.  Cumulative Net Loss Rate

           (1)   Receivables becoming Liquidated Receivables
                 during period                                                                            $1,841,567
                                                                                                       -------------
           (2)   Purchased Receivables with Scheduled
                   Payment delinquent more than 30 days at end
                   of period
                                                                                                       -------------
           (3)   Cram Down Losses occurring during period

                                                                                                       -------------
           (4)   Liquidation Proceeds collected during period                                               (954,241)
                                                                                                       -------------
           (5)   Net Losses during period (1)+(2)+(3)-(4)                                                    887,326
                                                                                                       -------------
           (6)   Net Losses since Initial Cut-off Date (Beginning
                 of Period)                                                                                  278,358
                                                                                                       -------------
           (7)   CUMULATIVE NET LOSS RATE BEFORE 50% OF 90 DAY
                 DELINQUENCIES                                                                                                 0.09%
                                                                                                                      -------------
                 (5) + (6) divided by (9)

           (8)   50% of Receivables with Scheduled Payment
                 delinquent more than 90 days at end of period                                             2,027,277
                                                                                                       -------------
           (9)   Original Aggregate Principal Balance plus
                 Pre-Funded Amount as of the Closing Date                                              1,300,000,000
                                                                                                       -------------
           (10)  Cumulative Net Loss Rate (5)+(6)+(8)
                   divided by (9)                                                                                              0.25%
                                                                                                                      -------------
           (11)  Compliance (Net Loss Test Failure is a
                   Net Loss Rate equal to or greater than
                   5.00%.)                                                                                                 yes
                                                                                                                      -------------


       D.  Extension Rate

           (1)   Principal Balance of Receivables extended during
                 current period                                                                             $278,869
                                                                                                       -------------
           (2)   Beginning of Period Aggregate Principal Balance                                       1,264,169,179
                                                                                                       -------------
           (3)   Extension Rate (1) divided by (2)                                                                             0.02%
                                                                                                                      -------------
           (4)   Previous Monthly Extension Rate                                                                               0.03%
                                                                                                                      -------------
           (5)   Second previous Monthly Extension Rate                                                                        0.04%
                                                                                                                      -------------
           (6)   Average Extension Rate (3)+(4)+(5)
                   divided by 3                                                                                              0.03%
                                                                                                                      -------------
           (7)   Compliance (Extension Test Failure is an
                   Extension Rate equal to or greater than 4%.)                                                           yes
                                                                                                                      -------------

IV.    DELINQUENCY:

       A.  Receivables with Scheduled Payment delinquent

           (1)   31-60 days                                                        #       3,806    $53,492,378           4.23%
                                                                                    ------------------------------------------
           (2)   61-90 days                                                                  694      9,515,430           0.75%
                                                                                    ------------------------------------------
           (3)   over 90 days                                                                146      2,091,832           0.17%
                                                                                    ------------------------------------------
           Receivables with Scheduled Payment delinquent
               more than 30 days at end of period                                          4,646    $65,099,640           5.15%
                                                                                    ==========================================




By:        /s/ Preston A. Miller
           ---------------------
Name:      Preston A. Miller
           -----------------
Title:     Executive Vice President and Treasurer
           --------------------------------------
Date:      June 2, 2000
           ------------



                                       2